UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2018

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	45-2460660
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court, Franklin, North Carolina 28734

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INDEX

Page
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.07 – Submission of Matters to a vote of Security Holders	3

Item 7.01 - Regulation FD Disclosure	4

Item 9.01 – Financial Statements and Exhibits	4

Signatures	5

2

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment to 2015 Long-term Stock Incentive Plan

At the annual meeting of shareholders of Entegra Financial Corp. (the “Company”) held on May 17, 2018 (the “Annual Meeting”), the shareholders of the Company approved an amendment to the 2015 Long-term Stock Incentive Plan (the “Plan”) to increase the maximum number of shares of the Company’s common stock reserved for the grant or settlement of awards under the Plan by an additional 619,127 shares.

The Plan provides incentive compensation opportunities to the Company’s executive officers and other participating employees, as well as a source of shares of Company common stock that may be used to compensate individuals serving as non-employee directors on the Company’s Board of Directors. The principal features of the Plan are described in detail under “Proposal 2 - Amendment to the 2015 Long-term Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting of Shareholders filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 2, 2018 (the “Proxy Statement”). The description of the principal features of the Plan included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

At the Annual Meeting, a total of 6,237,873 shares of the Company’s common stock, or 90.56 percent of the outstanding shares of the Company’s common stock, were present at the Annual Meeting in person or by proxy. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1

To elect four persons who will serve as members of the Board of Directors to serve until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles M. Edwards	4,204,834	516,704	16,538	1,499,797
Jim M. Garner	4,197,768	523,660	16,648	1,499,797
Fred H. Jones	4,129,568	591,960	16,548	1,499,797
Douglas W. Kroske	4,594,304	127,174	16,598	1,499,797

Accordingly, all of the above-named nominees were duly elected.

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Proposal 2

To approve the amendment to the 2015 Long-term Stock Incentive Plan as described in the Proxy Statement:

For	Against	Abstain
3,681,150	1,033,751	23,175

Accordingly, the amendment to the 2015 Long-term Stock Incentive Plan was approved.

Proposal 3

To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain
6,055,573	169,452	12,748

Accordingly, the selection of the independent registered public accounting firm was ratified.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company hereby furnishes its slide presentation, as presented at the Annual Meeting. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 10.1	2015 Long-term Stock Incentive Plan, as amended (incorporated by reference to Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed on April 2, 2018 (File No. 001-35302))

Exhibit 99.1	“Proposal 2 – Amendment to the 2015 Long-term Stock Incentive Plan” (incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A filed on April 2, 2018 (File No. 001-35302)).

Exhibit 99.2	Entegra Financial Corp. slide presentation, as presented at the Annual Meeting of Shareholders on May 17, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Dated: May 18, 2018	By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer

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